Supplement to the
The Norh Carolina Capital Management Trust:
Government Portfolio and Term Portfolio
August 29, 2019
Prospectus

Kevin Gaffney no longer serves as co-manager of Term Portfolio.

The following information replaces the information for Term Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Andre Messier (co-manager) has managed the fund since October 2019.

The following biographical information supplements the information for Term Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Andre Messier is co-manager of Term Portfolio, which he has managed since October 2019. Since joining Fidelity Investments in 2004, Mr. Messier has worked as a research analyst and portfolio manager.

NCX-19-01 1.923919.116	October 28, 2019